UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):       December 13, 2006
                                                  ------------------------------


                              POSSIS MEDICAL, INC.
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             (Exact name of registrant as specified in its charter)


         Minnesota                     0-944                     41-0783184
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


9055 Evergreen Boulevard NW, Minneapolis, MN                    55433-8003
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  (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code      763-780-4555
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 7.01 - Regulation FD Disclosure

     On December 13, 2006, Possis Medical, Inc., announced that it has closed a $2.5 million equity investment in Rafael Medical Technologies, Inc. The deal gives Possis 15 percent ownership in Rafael Medical with a three-year option to purchase the company. A copy of the press release is furnished as
     Exhibit 99.1 to this Report.

     Item 9.01 Financial Statements and Exhibits

     [c]  Exhibits

     99.1 Press Release, dated December 13, 2006, issued by Possis Medical, Inc.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Possis Medical, Inc.
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(Registrant)

Date: December 13, 2006
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By:     /s/ Jules L. Fisher
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        Jules L. Fisher
        Vice President, Finance and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

99.1            Press Release, dated December 13, 2006, issued by Possis
                Medical, Inc.